UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 26, 2017

MYERS INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-8524	34-0778636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1293 South Main Street, Akron, OH	44301
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code (330) 253-5592

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Board of Directors (the “Board”) of Myers Industries, Inc. (the “Company”) previously adopted, subject to shareholder approval, the 2017 Incentive Stock Plan of Myers Industries, Inc. as Amended and Restated (the “Amended and Restated Plan”). The Company’s shareholders approved the Amended and Restated Plan at the Annual Meeting of Shareholders held on April 26, 2017 (the “Annual Meeting”).

The material features of the Amended and Restated Plan are described in the Company’s Definitive Proxy Statement on Schedule 14A, dated March 21, 2017, and filed with the Securities and Exchange Commission (the “Proxy Statement”) in the section entitled “Proposal No. 4 — Approval of Adoption of Amended and Restated 2017 Incentive Stock Plan.” Key changes to and new features of the Amended and Restated Plan include:

•	An increase in the number of shares of common stock available for grant under the plan by 1,126,950;

•	Provides an absolute limit on the value of awards to non-employee directors;

•	Allows for liberal share counting; and

•	Prohibits payments of dividends and dividend equivalents on unvested awards.

The above descriptions of the Amended and Restated Plan are qualified in their entirety by reference to the Amended and Restated Plan listed as Exhibit 10.1 and filed with the Securities and Exchange Commission on Annex A to the Definitive Proxy Statement and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

The following matters set forth in the Proxy Statement of the Company were voted on at the Annual Meeting.

1.	The nine nominees listed below were elected as directors of the Company with the respective votes set forth opposite their names:

Name of Directors Elected	FOR	WITHHELD	BROKER NON-VOTE
R. David Banyard	26,320,341	147,221	2,026,625
Sarah R. Coffin	26,316,607	150,955	2,026,625
John B. Crowe	26,299,868	167,694	2,026,625
William A. Foley	26,311,498	156,064	2,026,625
Daniel R. Lee	25,261,076	1,206,486	2,026,625
F. Jack Liebau, Jr.	26,250,752	216,810	2,026,625
Bruce M. Lisman	26,278,461	189,101	2,026,625
Jane Scaccetti	26,288,922	178,640	2,026,625
Robert A. Stefanko	26,314,773	152,789	2,026,625

2.	The non-binding advisory vote on executive compensation was approved. Voting results on this proposal were as follows:

For	25,094,505
Against	217,683
Abstain	1,155,374
Broker Non-Vote	2,026,625

3.	An advisory vote for a “one year” frequency for holding future advisory votes on the Company’s executive compensation was recommended. Voting results on this proposal were as follows:

1 YEAR	21,696,810
2 YEARS	81,406
3 YEARS	4,625,824
Abstain	63,522
Broker Non-Vote	2,026,625

4.	The vote to approve the adoption of the 2017 Incentive Stock Plan of Myers Industries, Inc. as Amended and Restated was approved. Voting results on this proposal were as follows:

For	24,712,038
Against	1,709,793
Abstain	45,731
Broker Non-Vote	2,026,625

5.	The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2017 was ratified. Voting results on this proposal were as follows:

For	28,379,508
Against	63,764
Abstain	50,915

Item 9.01.	Financial Statements and Exhibits

10.1	Amended and Restated 2017 Incentive Stock Plan of Myers Industries, Inc., effective as of March 2, 2017, incorporated by reference to Annex A of the Company’s Definitive Proxy Statement, dated March 21, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myers Industries, Inc.
(Registrant)

DATE April 28, 2017	By:	/s/ R. David Banyard
R. David Banyard
President and Chief Executive Officer